SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2004

EMERSON RADIO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25226	22-3285224

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Entin Road, Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 884-5800

Not Applicable

(Former Address, if changed since Last Report) (Zip Code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7. Financial Statements and Exhibits.

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 – Press release dated June 29, 2004

Item 12. Results of Operations and Financial Condition.

On June 29, 2004, Emerson Radio Corp. (the “Registrant”) issued a press release regarding results for the fourth quarter and fiscal year ended March 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Registrant pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Registrant’s results of operations and financial condition as of and for the fourth quarter and fiscal year ended March 31, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Kenneth A. Corby
	Name:	Kenneth A. Corby
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 30, 2004